UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 2, 2010
FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-00091 (Commission File Number)	43-0337683 (I.R.S. Employer Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)
(314) 863-1100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
The information set forth below under Item 3.02 regarding the Registration Rights Agreement is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
On September 2, 2010, Furniture Brands International, Inc. (the “Company”) contributed (the “Pension Contribution”) 4,132,200 shares of its common stock, no par value (the “Shares”), to the Furniture Brands Master Pension Trust (the “Master Trust”), which is the funding vehicle for the Furniture Brands Retirement Plan (the “Pension Plan”). The Shares were contributed by the Company to the Master Trust to fund certain of the Company’s obligations to the Pension Plan in a private placement transaction made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Shares were valued by an independent valuation firm for purposes of the contribution at $4.32 per share, or approximately $17.8 million in the aggregate, which reflects a discount from the trading price due to among other things, the initial, temporary restrictions on trading the Shares.
In connection with the Pension Contribution, the Company entered into a Registration Rights Agreement with Evercore Trust Company, N.A., an independent investment manager appointed to make investment decisions with respect to the Shares (the “Registration Rights Agreement”). The Registration Rights Agreement provides, among other things, that the Company will use its reasonable commercial efforts to cause a registration statement covering the Shares to be declared effective and to maintain its effectiveness until the earlier of (i) the date on which all of the Shares are sold, (ii) the date that all Shares may be sold by the Master Trust pursuant to Rule 144 of the Securities Act without any Rule 144 conditions being applicable to the Master Trust, and (iii) the date which is 90 days after the date on which the number of Shares that remain held by the Master Trust is less than one percent of the shares of the Company’s common stock then outstanding. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as Exhibit 10.1 to this report on Form 8-K and incorporated herein by reference.
In addition, the Company issued a press release regarding the contribution of the Shares to the Master Trust on September 2, 2010, a copy of which is filed as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement dated September 2, 2010, between the Company and Evercore Trust Company, N.A.
99.1	Press Release of the Company dated September 2, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 3, 2010

Furniture Brands International, Inc. (Registrant)
By:	/s/ Francis X. Ward
	Name:	Francis X. Ward
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Registration Rights Agreement dated September 2, 2010, between the Company and Evercore Trust Company, N.A.
99.1	Press Release of the Company dated September 2, 2010.